UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2009

Gulf Resources, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-20936	13-3637458
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

Chenming Industrial Park, Shouguang City, Shandong, China 262714
(Address of principal executive offices)

Registrant's telephone number, including area code:+86 (536) 567-0008

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors, Appointment of Principal Officers.

(b)           Guoqiong Yu resigned as a Director of Gulf Resources, Inc. (the “Company”), effective as of June 5, 2009.  Ms. Yu resigned for personal reasons.  There were no disagreements between Ms. Yu and the Company on any matter relating to the Company’s operations, policies or practices, which resulted in her resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gulf Resources, Inc.

Date: June 9, 2009	By:	/s/ Xiaobin Liu
Name: Xiaobin Liu
Title: Chief Executive Officer